Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of April 3, 2017, is by and among China Ceramics Co., Ltd., a British Virgin Islands company having its principal place of business at Junbing Industrial Zone, Anhai, Jinjiang City, Fujian Province, PRC (the “Company”), and the investor listed on the Schedule of Buyer attached hereto (the “Buyer”).

RECITALS

A.          The Company and Buyer desire to enter into this transaction to purchase the Convertible Promissory Note (as defined below) set forth herein.

B.           The Company will sell and issue the Convertible Promissory Note (as defined below) and the Conversion Shares (as defined below) to Buyer pursuant to a currently effective shelf registration statement on Form F-3, which has at least $1,000,000 of unallocated securities, including shares of the Company, par value $0.008 per share (the “Ordinary Shares”), and debt securities registered thereunder (Registration Number 333-206516) (the “Registration Statement”), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the “1933 Act”), by the United States Securities and Exchange Commission (the “SEC”).

C.           The Company has authorized a new series of convertible promissory notes of the Company in the form attached hereto as Exhibit A (the “Convertible Promissory Notes” and each a “Convertible Promissory Note”), which Convertible Promissory Notes shall be convertible into the right to acquire Ordinary Shares issuable pursuant to the terms of the Convertible Promissory Note, including, without limitation, upon conversion or otherwise (collectively, the “Conversion Shares”), in accordance with the terms of the Convertible Promissory Note.

E.            Buyer wishes to purchase, and the Company wishes to sell, at the Closing (as defined below) upon the terms stated in this Agreement, (i) the principal amount of Convertible Promissory Note set forth opposite Buyer’s name in column (3) on the Schedule of Buyer (which such principal amount corresponds to the Purchase Price (as defined below)).

 F.           The Convertible Promissory Note and the Conversion Shares may also be referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

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1.             PURCHASE AND SALE OF CONVERTIBLE PROMISSORY NOTE AND CONVERSION SHARES.

(a)          Convertible Promissory Note. The Company shall issue and sell to Buyer, and Buyer shall purchase from the Company on the Closing Date (as defined below), the Convertible Promissory Note, with a principal amount as set forth opposite Buyer’s name in column (3) on the Schedule of Buyer, corresponding to the Purchase Price (as defined below), as is set forth Buyer’s name in column (4) on the Schedule of Buyer.

(b)          Closing. The closing (the “Closing”) of the purchase of the Convertible Promissory Note and the Initial Conversion Shares (as defined below) shall occur at the offices of Robinson Brog, 875 Third Avenue, New York, NY 10022. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the third (3rd) Trading Day after the date hereof (or such earlier date as is mutually agreed to by the Company and Buyer).

(c)          Purchase Price. The purchase price for the Convertible Promissory Note to be purchased by Buyer at the Closing and the first five hundred sixty thousand (560,000) Conversion Shares (the “Initial Conversion Shares”) that may be issued to the Buyer upon conversion of the Convertible Promissory Note (collectively, the “Purchase Price”) shall be the amount set forth opposite Buyer’s name in column (4) on the Schedule of Buyer.

(d)          Payment of Purchase Price; Deliveries. On the Closing Date, (x) Buyer shall pay the Purchase Price to the Company for the Convertible Promissory Note to be issued and sold to Buyer at the Closing and the Initial Conversion Shares that may be issued to the Buyer upon conversion of the Convertible Promissory Note, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, (less the amounts withheld pursuant to Section 4(j) and otherwise described herein), and the Company shall (A) deliver to Buyer the Convertible Promissory Note and (B) deliver to Buyer the other documents, instruments and certificates set forth in Section 6 duly executed on behalf of the Company.

(e)       Additional Conversion Shares. In the event that the Company is required upon any conversion of the Convertible Promissory Note to issue to the Buyer additional Conversion Shares (the “Additional Conversion Shares”) above and beyond the Initial Conversion Shares, then Buyer shall pay to the Company $0.008 per additional Conversion Share (the “Additional Conversion Shares Purchase Price”). Buyer shall pay the Additional Conversion Shares Purchase Price to the Company for the Additional Conversion Shares that must be issued to the Buyer upon conversion of the Convertible Promissory Note, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and the Company shall deliver to Buyer the Additional Conversion Shares as per the procedures and timeframe described in the Convertible Promissory Note.

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2.             BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company with respect to only itself that:

(a)           Organization; Validity; Enforcement. Buyer is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and constitutes the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b)           No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby and the other Transaction Documents will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

(c)           Short Sale. Buyer represents and warrants to the Company that at no time prior to the date of this Agreement has any Restricted Person (as defined herein) engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the 1934 Act (as defined herein)) of the Ordinary Shares or (ii) hedging transaction, which establishes a Net Short Position (as defined herein) with respect to the Ordinary Shares.

(d)           Experience of Buyer. Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer that:

(a)           Organization and Qualification. Each of the Company and each of its Subsidiaries (as defined below) are entities duly incorporated or organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries (as defined below) is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, either individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents (as defined below) or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth in the SEC Documents (as defined below), the Company has no Subsidiaries (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents (as defined below) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents (as defined below) by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Promissory Note, the reservation for issuance and issuance of the Conversion Shares issuable pursuant to the terms of the Convertible Promissory Note, have been duly authorized by the Company’s Board of Directors and (other than the filing with the SEC of the prospectus supplement required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”) and any other filings as may be required by the SEC and by any state securities agencies or the Principal Market (as defined below)) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. This Agreement has been, and the other Transaction Documents (as defined below) will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Convertible Promissory Note, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

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(c)           Issuance of Securities; Registration Statement. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (as defined below) imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Conversion Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents, with the Buyer being entitled to all rights accorded to a holder of Ordinary Shares.  As of the Closing, the Company shall have reserved from its duly authorized capital shares five hundred sixty thousand (560,000) Ordinary Shares (the “Required Reserve Amount”). The issuance by the Company of the Convertible Promissory Note and the Conversion Shares has been registered under the 1933 Act, pursuant to the Registration Statement. The Convertible Promissory Note will be freely transferable by Buyer without restriction, whether by way of registration or some exemption therefrom. The Conversion Shares, when issued pursuant to the conversion provisions of the Convertible Promissory Note and to the effective Registration Statement, will be freely transferable and freely tradable by Buyer without restriction, whether by way of registration or some exemption therefrom. The Registration Statement is effective and available for the issuance of the Convertible Promissory Note and the Conversion Shares thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Convertible Promissory Note and the Conversion Shares hereunder and as contemplated by the other Transaction Documents. Upon receipt of the Securities, Buyer will have good and marketable title to the Securities. The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) of the 1933 Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, complied, and will comply, in all material respects with the requirements of the 1933 Act and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company meets all of the requirements for the use of Form F-3 under the 1933 Act for the offering and sale of the Convertible Promissory Note and the Conversion Shares contemplated by this Agreement and the other Transaction Documents, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act. At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) relating to any of the Securities, the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the 1933 Act). The Company (i) has not distributed any offering material in connection with the offer or sale of any of the Securities and (ii) until Buyer no longer holds any of the Securities, shall not distribute any offering material in connection with the offer or sale of any of the Securities to, or by, Buyer (if required), in each case, other than the Registration Statement, the Prospectus or the Prospectus Supplement. The offering of the Convertible Promissory Note and the Conversion Shares has been registered with the SEC on Form F-3 under the 1933 Act, and the Convertible Promissory Note and the Conversion Shares are being offered pursuant to Rule 415 promulgated under the 1933 Act. “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

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(d)           No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Promissory Note and the Conversion Shares and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Company’s Certificate of Incorporation, Memorandum, or Articles of Association, as amended and as in effect on the date hereof (collectively, the “Charter Documents”), or any other organizational documents of the Company or any of its Subsidiaries, or any capital shares of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e)           Consents. Except as disclosed in the Prospectus, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of the Prospectus Supplement, and any other filings as may be required by the 1933 Act, any state securities agencies and the rules and regulations of the Principal Market, any court, Governmental Entity (as defined below) or any other regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Ordinary Shares in the foreseeable future. “Governmental Entity” means any (i) nation, state, county, city, town, village, district, or other political jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (iv) multi-national organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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(f)           Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than ten percent (10%) of the Ordinary Shares (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)           Placement Agent. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)           No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Promissory Note in accordance with this Agreement are absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)           Application of Takeover Protections; Rights Agreement. The Company does not have any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement or stockholder rights plan) or other similar anti-takeover provision under the Charter Documents or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise. The Company does not have any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Ordinary Shares or a change in control of the Company or any of its Subsidiaries.

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(k)           SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, or for as long as the Company has had SEC reporting obligations under the 1934 Act, the Company has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC documents prior to the expiration of any such extension. True, correct and complete copies of each of the SEC Documents are available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to any of the Buyer which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with IFRS and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(l)           Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, except as disclosed in the SEC Documents filed subsequent to such Form 20-F, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (I) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Subsidiary, individually, (i) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (ii) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(m)          No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form F-1 filed with the SEC relating to an issuance and sale by the Company of its Ordinary Shares and which has not been publicly announced, (ii) could have a material adverse effect on Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

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(n)           Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under the Charter Documents, the Company’s charter documents, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Ordinary Shares by the Principal Market in the foreseeable future. Except as set forth in the SEC Documents (i) the Ordinary Shares have been listed or designated for quotation on the Principal Market, (ii) trading in the Ordinary Shares has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Ordinary Shares from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)           Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company or any Subsidiary, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of, in any material respect, any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)           Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date.

(q)           Transactions with Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company or any of its Subsidiaries and, to the knowledge of the Company, none of the employees or affiliates of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee, affiliate or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, affiliate, trustee or partner, in each case other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(r)           Equity Capitalization. As of the date hereof, the authorized shares of the Company consists of 51,000,000 Ordinary Shares, of which, 2,808,046 are issued and outstanding and, except as disclosed in the SEC Documents and those certain Class B Common Stock Purchase Warrants issued in February 2016, no shares are reserved for issuance pursuant to securities (other than the Convertible Promissory Note) exercisable or exchangeable for, or convertible into, Ordinary Shares. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. 1,359,086 Ordinary Shares issued and outstanding on the date hereof are owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least ten percent (10%) of the Company’s issued and outstanding Ordinary Shares are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. Except as disclosed in the SEC Documents, to the Company’s knowledge, no Person owns percent ten (10%) or more of the Company’s issued and outstanding Ordinary Shares (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a ten percent (10%) stockholder for purposes of federal securities laws). (i) Except as disclosed in the SEC Documents, none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company or any Subsidiary; (ii) except as set forth in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as set forth in the SEC Documents, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing material Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) except as set forth in the SEC Documents, there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) except as set forth in the SEC Documents, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (vi) except as set forth in the SEC Documents, there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) except as set forth in the SEC documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) except as set forth in the SEC documents, neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has furnished to the Buyer true, correct and complete copies of the Charter Documents or other organizational documents of the Company or any of its Subsidiaries, and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities (as defined below) and the material rights of the holders thereof in respect thereto.

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(s)           Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries (i) except as set forth in the SEC Documents, has any outstanding Indebtedness (as defined below), (ii) except as set forth in the SEC Documents, is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money (other than trade accounts payable incurred in the ordinary course of business), (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with IFRS) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with IFRS, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

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(t)           Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Ordinary Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would have a Material Adverse Effect. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act, including, without limitation, the Registration Statement.

(u)           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)          Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(w)          Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all Liens and such other Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(x)           Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights ”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.

(y)           Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials ”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(z)           Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)         Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(bb)        Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are designed to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

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(cc)         Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)        Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)         Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(ff)          U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyer, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon Buyer’s request.

(gg)        Registration Eligibility. The Company is eligible to register the issuance and sale of the Convertible Promissory Note and the Conversion Shares to the Buyer using Form F-3 promulgated under the 1933 Act.

(hh)        Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance and sale of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii)           Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(jj)           Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(kk)         Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(ll)           No Additional Agreements. The Company does not have any agreement or understanding with Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(mm)       Management. Except as set forth in Schedule 3(mm) hereto, during the past five (5) year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company or any of its Subsidiaries has been the subject of:

(i)          a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)         a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)        any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(A)        acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(B)         engaging in any type of business practice; or

(C)         engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

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(iv)        any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)         a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)        a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(nn)        Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(oo)        Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(pp)        Registration Rights. No holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

(qq)        Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Ordinary Shares on the date such stock option would be considered granted under IFRS and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

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(rr)          No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(ss)         Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to you have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that Buyer does not makes or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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4.             COVENANTS.

(a)           Maintenance of Registration Statement   For so long as the Convertible Promissory Note remains outstanding, the Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for the issuance thereunder of the Conversion Shares, provided that if at any time while the Convertible Promissory Note is outstanding the Company shall be ineligible to utilize Form F-3 (or any successor form) for the purpose of issuance of the Conversion Shares, the Company shall promptly amend the Registration Statement on such other form as may be necessary to maintain the effectiveness of the Registration Statement for this purpose. If at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Conversion Shares or any prospectus contained therein is not available for use, the Company shall immediately notify the holder of the Convertible Promissory Note in writing that the Registration Statement is not then effective or a prospectus contained therein is not available for use and thereafter shall promptly notify such holders when the Registration Statement is effective again and available for the issuance of the Conversion Shares or such prospectus is again available for use.

(b)          Amendments to the Registration Statement; Prospectus Supplements; Free Writing Prospectuses.

(i)          Except as provided in this Agreement and other than periodic reports required to be filed pursuant to the 1934 Act, the Company shall not file with the SEC any amendment to the Registration Statement that relates to the Buyer, this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby or file with the SEC any Prospectus Supplement that relates to the Buyer, this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby with respect to which (a) the Buyer shall not previously have been advised, (b) the Company shall not have given due consideration to any comments thereon received from the Buyer or its counsel, or (c) the Buyer shall reasonably object after being so advised, unless the Company reasonably has determined that it is necessary to amend the Registration Statement or make any supplement to the Prospectus to comply with the 1933 Act or any other applicable law or regulation, in which case the Company shall promptly (but in no event later than 24 hours) so inform the Buyer, the Buyer shall be provided with a reasonable opportunity to review and comment upon any disclosure relating to the Buyer and the Company shall expeditiously furnish to the Buyer an electronic copy thereof. In addition, for so long as, in the reasonable opinion of counsel for the Buyer, the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required to be delivered in connection with any acquisition or sale of the Convertible Promissory Note or Conversion Shares by the Buyer, the Company shall not file any Prospectus Supplement with respect to such securities without delivering or making available a copy of such Prospectus Supplement, together with the Prospectus, to the Buyer promptly.

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(ii)         The Company has not made, and agrees that unless it obtains the prior written consent of the Buyer it will not make, an offer relating to the Securities that would constitute an “issuer free writing prospectus” as defined in Rule 433 promulgated under the Securities Act (an “Issuer Free Writing Prospectus”) or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act (a “Free Writing Prospectus”) required to be filed by the Company or the Buyer with the SEC or retained by the Company or the Buyer under Rule 433 under the 1933 Act. The Buyer has not made, and agrees that unless it obtains the prior written consent of the Company it will not make, an offer relating to the Securities that would constitute a Free Writing Prospectus required to be filed by the Company with the SEC or retained by the Company under Rule 433 under the 1933 Act. Any such Issuer Free Writing Prospectus or other Free Writing Prospectus consented to by the Buyer or the Company is referred to in this Agreement as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(c)           Prospectus Delivery. Immediately prior to execution of this Agreement, the Company shall have delivered to the Buyer, and as soon as practicable after execution of this Agreement the Company shall file, a Prospectus Supplement with respect to the Convertible Promissory Note and the Conversion Shares to be issued on the Closing Date, as required under, and in conformity with, the 1933 Act, including Rule 424(b) thereunder. The Company shall provide the Buyer a reasonable opportunity to comment on a draft of each Prospectus Supplement and any Issuer Free Writing Prospectus, shall give due consideration to all such comments and, subject to the provisions of Section 4(b) hereof, shall deliver or make available to the Buyer, without charge, an electronic copy of each form of Prospectus Supplement, together with the Prospectus, and any Permitted Free Writing Prospectus on the Closing Date. The Company consents to the use of the Prospectus (and of any Prospectus Supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or “blue sky” laws of the jurisdictions in which the Convertible Promissory Note and Conversion Shares may be sold by the Buyer, in connection with the offering and sale of the Convertible Promissory Note and Conversion Shares and for such period of time thereafter as the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required by the 1933 Act to be delivered in connection with sales of the Convertible Promissory Note and Conversion Shares. If during such period of time any event shall occur that in the judgment of the Company and its counsel is required to be set forth in the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus or should be set forth therein in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if it is necessary to amend the Registration Statement or supplement or amend the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other applicable law or regulation, the Company shall forthwith prepare and, subject to Section 4(b) above, file with the SEC an appropriate amendment to the Registration Statement or Prospectus Supplement to the Prospectus (or supplement to the Permitted Free Writing Prospectus) and shall expeditiously furnish or make available to the Buyer an electronic copy thereof.

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(d)           Stop Orders. The Company shall advise the Buyer promptly (but in no event later than 24 hours) and shall confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the SEC for amendment of or a supplement to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, or of the suspension of qualification of the Convertible Promissory Note and the Conversion Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to state a material fact required by the 1933 Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend the Registration Statement or supplement the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other law or (iv) if at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Conversion Shares or any Prospectus contained therein is not available for use for any other reason. The Company shall not be required to disclose to the Buyer the substance or specific reasons of any of the events set forth in clauses (i) through (iv) of the immediately preceding sentence, but rather, shall only be required to disclose that the event has occurred. Thereafter, the Company shall promptly notify such holders when the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and/or any amendment or supplement thereto, as applicable, is effective and available for the issuance of the Conversion Shares. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

 (e)          Reserved.

(f)           Reporting Status. Until the date on which the Convertible Promissory Note no longer remains outstanding and the Conversion Shares are no longer held by Buyer (the “Reporting Period”), the Company shall timely file (or obtain an extension in respect thereof and file within such extension period) all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require such reports or would otherwise permit such termination.

(g)           Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general corporate purposes, but not, directly or indirectly, for (i) the satisfaction of any indebtedness of the Company or any of its Subsidiaries (other than payment of trade payables in the ordinary course of business), (ii) the redemption or repurchase of any securities of the Company or any of its Subsidiaries or (iii) the settlement of any outstanding litigation.

(h)           Financial Information. The Company agrees to send the following to Buyer during the Reporting Period, unless filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within two (2) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 20-F and Reports on Form 6-K, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, and any registration statements or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

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(i)            Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Ordinary Shares are then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the Closing Date) and shall use reasonable best efforts to maintain such listing or designation for quotation (as the case may be) of all Conversion Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall use reasonable best efforts to maintain the Ordinary Shares’ listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Ordinary Shares on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(i).

(j)            Fees. The Company shall reimburse Robinson Brog (counsel to the investors) $25,000 for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering the Transaction Documents (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence expenses in connection with the transactions contemplated thereby, which amount may be withheld by a Buyer (at the request of Robinson Brog) from its Purchase Price at Closing or paid by the Company upon termination of this Agreement on demand by Robinson Brog. The Company shall be responsible for the payment of any transfer agent fees or DTC (as defined below) fees relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

(k)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Buyer effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

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(l)            Disclosure of Transactions and Other Material Information. The Company shall, within the time required under the 1934 Act, file a Report on Form 6-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “6-K Filing”). From and after the filing of the 6-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Buyer by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated under the Transaction Documents, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyer or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents, not to, provide Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the 6-K Filing without the express prior written consent of Buyer (which may be granted or withheld in Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of Buyer), in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided the Buyer shall have first provided written notice to the Company that it believes it has received information that constitutes material, non-public information, the Company shall have at least 48 hours to publicly disclose such material, non-public information prior to any such disclosure by the Buyer or demonstrate to the Buyer in writing why such information does not constitute material, non-public information, and (assuming the Buyer and Buyer’s counsel disagree with the Company’s determination) the Company shall have failed to publicly disclose such material, non-public information within such time period. Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without Buyer’s consent, the Company hereby covenants and agrees that Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 6-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer which may be granted or withheld in Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of Buyer in any filing (other than the 6-K Filing or as required by applicable law and regulations), announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Buyer has not had, and Buyer shall not have (unless expressly agreed to by a Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

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(m)          Right of First Refusal.

(i)          From the date hereof until the date that is the twelve (12) month anniversary of the Closing, upon any issuance by the Company of Ordinary Shares, Ordinary Shares Equivalents or debt for cash consideration, Indebtedness or a combination of units hereof (a “Subsequent Financing”), the Buyer shall have the right to participate in up to an amount of the Subsequent Financing equal to one hundred percent (100%) of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing provided that such participation does not cause the Company to violate any rules of the Nasdaq Stock Market.

(ii)       At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to the Buyer a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask the Buyer if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of Buyer, and only upon a request by the Buyer, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to the Buyer. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(iii)       If the Buyer desires to participate in such Subsequent Financing, the Buyer must provide written notice to the Company that the Buyer is willing to participate in the Subsequent Financing, the amount of the Buyer’s participation, and representing and warranting that the Buyer has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.

(iv)         If notifications by the Buyer of its willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with any of the Persons set forth in the Subsequent Financing Notice.

(v)       The Company must provide the Purchaser with a second Subsequent Financing Notice, and the Buyer will again have the right of participation set forth above in this Section 4(m), if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(vi)       The Company and the Buyer agree that if the Buyer elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby the Buyer shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of the Buyer.

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(vii)       Notwithstanding anything to the contrary in this Section 4(m) and unless otherwise agreed to by the Buyer, the Company shall either confirm in writing to the Buyer that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that the Buyer will not be in possession of any material, non-public information, by the tenth (10th) Trading Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Trading Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by the Buyer, such transaction shall be deemed to have been abandoned and the Buyer shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

(viii)       Notwithstanding the foregoing, this Section 4(m) shall not apply in respect of an Exempt Issuance.

(ix)         “Ordinary Shares Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares. “Trading Day” means a day on which the principal Trading Market is open for trading. “Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, officers, directors, advisors or independent contractors of the Company pursuant to any stock or option plan duly adopted for such purpose, (b) Ordinary Shares, warrants or options to advisors or independent contractors of the Company for compensatory purposes, (c) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date hereof, provided that such securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Company in effect as of the date hereof, provided that such obligations have not been materially amended since the date hereof, and (e) securities issued pursuant to acquisitions or any other strategic transactions approved by the Board of Directors, provided that any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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(n)          Reservation of Shares. So long as the Convertible Promissory Note remains or the Conversion Shares are held by Buyer, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, Ordinary Shares in an amount no less than the Required Reserve Amount. If at any time the number of Ordinary Shares authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtaining stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserved Amount.

(o)           Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(p)           Variable Rate Transaction. For a period of ninety (90) days from the date of this Agreement, the Company shall not directly or indirectly (i)(A) consummate any exchange of any Indebtedness and/or securities of the Company for any other securities and/or Indebtedness of the Company, (B) cooperate with any person to effect any exchange of securities and/or Indebtedness of the Company in connection with a proposed sale of such securities from an existing holder of such securities to a third party), and/or (C) reduce and/or otherwise change the exercise price, conversion price and/or exchange price of any Ordinary Shares Equivalent of the Company and/or amend any non-convertible Indebtedness of the Company to make it convertible into securities of the Company, (ii) issue or sell any of its securities either (A) at a conversion, exercise or exchange rate or price that is based upon and/or varies with the trading prices of, or quotations for, Ordinary Shares, and/or (B) with a conversion, exercise or exchange rate and/or price that is subject to being reset on one or more occasions either (1) at some future date after the initial issuance of such securities or (2) upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares, and/or (iii) enter into any agreement (including, without limitation, an “equity line of credit” or an “at-the-market offering”) whereby the Company may sell securities at a future determined price. Any transaction contemplated in this Section 4(p), shall be referred to as a “Variable Rate Transaction”. The Buyer shall be entitled to obtain injunctive relief against the Company to preclude any Variable Rate Transaction (without the need for the posting of any bond or similar item, which the Company hereby expressly and irrevocably waives the requirement for), which remedy shall be in addition to any right of the Buyer to collect damages.

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(q)           Reserved.

(r)           Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(s)           Restriction on Redemption and Cash Dividends. So long as the Convertible Promissory Note remains outstanding, in the event that the bid price of the Ordinary Shares on the Principal Market fall below the Floor Price (as defined in the Convertible Promissory Note), the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyer (other than as required pursuant to the Convertible Promissory Note).

(t)           Corporate Existence. So long as the Convertible Promissory Note remains outstanding, the Company shall not be party to any Fundamental Transaction (as such term is defined in the Convertible Promissory Note) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Convertible Promissory Note.

(u)          Reserved.

(v)          No Frustration. So long as the Buyer holds any Securities, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Buyer (which consent may be withheld, delayed or conditioned in the sole discretion of Buyer), effect, enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction (or issue, amend or waive any security) that would or would reasonably be expected to restrict, delay, conflict with or impair the ability or right of the Company to timely perform its obligations under this Agreement, the Convertible Promissory Note, including, without limitation, the obligation of the Company to timely deliver the Conversion Shares to the Buyer (or a designee thereof, if applicable) in accordance with this Agreement and the Convertible Promissory Note.

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(w)          Exclusivity. During the period commencing on the date hereof and for so long as any Convertible Promissory Note remains outstanding, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Buyer (which consent may be withheld, delayed or conditioned in the Buyer’s sole discretion), directly or indirectly: (a) solicit, initiate, encourage or accept any other inquiries, proposals or offers from any Person (other than the Buyer) relating to any exchange (i) of any security of the Company or any of its Subsidiaries for any other security of the Company or any of its Subsidiaries, except to the extent (x) consummated pursuant to an exchange registered under a registration statement of the Company filed pursuant to the 1933 Act and declared effective by the SEC or (y) such exchange is exempt from registration pursuant to an exemption provided under the 1933 Act (other than Section 3(a)(10) of the 1933 Act) or (ii) of any indebtedness or other securities of, or claim against, the Company or any of its Subsidiaries relying on the exemption provided by Section 3(a)(10) of the 1933 Act (any such transaction described in clauses (i) or (ii), an “Exchange Transaction”); (b) enter into, effect, alter, amend, announce or recommend to its stockholders any Exchange Transaction with any Person (other than the Buyer); or (c) participate in any discussions, conversations, negotiations or other communications with any Person (other than the Buyer) regarding any Exchange Transaction, or furnish to any Person (other than the Buyer) any information with respect to any Exchange Transaction, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person (other than the Buyer) to seek an Exchange Transaction involving the Company or any of its Subsidiaries. Notwithstanding the foregoing or anything contained herein to the contrary, for so long as any Convertible Promissory Note remains outstanding, neither the Company nor any of its affiliates or Subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Buyer (which consent may be withheld, delayed or conditioned in the Buyer’s sole discretion), directly or indirectly, cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person (other than the Buyer) to effect any acquisition of securities or indebtedness of, or claim against, the Company by such Person from an existing holder of such securities, indebtedness or claim in connection with a proposed exchange of such securities or indebtedness of, or claim against, the Company (whether pursuant to Section 3(a)(9) or 3(a)(10) of the 1933 Act or otherwise) (a “Third Party Exchange Transfer”). The Company, its affiliates and Subsidiaries, and each of its and their respective officers, employees, directors, agents or other representatives shall immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons (other than the Buyer) with respect to any of the foregoing. The Company shall promptly (and in no event later than 24 hours after receipt) notify (which notice shall be provided orally and in writing and shall identify the Person making the inquiry, request, proposal or offer and set forth the material terms thereof) the Buyer after receipt of any inquiry, request, proposal or offer relating to any Exchange Transaction or Third Party Exchange Transfer, and shall promptly (and in no event later than 24 hours after receipt) provide copies to the Buyer of any written inquiries, requests, proposals or offers relating thereto.  The Company agrees that it and its affiliates and Subsidiaries, and each of its and their respective officers, employees, directors, agents or other representatives will not enter into any agreement with any Person subsequent to the date hereof which prohibits the Company from providing any information to the Buyer in accordance with this provision. For all purposes of this Agreement, violations of the restrictions set forth in this Section 4(w) by any Subsidiary or affiliate of the Company, or any officer, employee, director, agent or other representative of the Company or any of its Subsidiaries or affiliates shall be deemed a direct breach of this Section 4(w) by the Company.

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(x)           Conversion and Exercise Procedures. Each form of Notice of Conversion included in the Convertible Promissory Note set forth the totality of the procedures required of the Buyer in order to convert the Convertible Promissory Note. No legal opinion, other information or instructions shall be required of the Buyer to convert the Convertible Promissory Note. The Company shall honor conversions of the Convertible Promissory Note and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Convertible Promissory Note.

(y)           No Net Short Sales. From the date of this Agreement until such time as the Buyer no longer holds any Securities, neither the Buyer nor any of its agents, representatives or affiliates nor any entity managed or controlled by the Buyer (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall maintain, in the aggregate, a Net Short Position.  For purposes hereof, a “Net Short Position” by a Restricted Person means a position whereby such Restricted Person has executed one or more sales of Ordinary Shares that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when such Restricted Person does not have an equivalent offsetting long position in the Ordinary Shares (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO under the 1934 Act); provided, further that no “short sale” shall be deemed to exist as a result of any failure by the Company (or its agents) to deliver Conversion Shares upon conversion of the Convertible Promissory Note to any Restricted Person exercising such Convertible Promissory Note. For purposes of determining whether a Restricted Person has an equivalent offsetting long position in the Ordinary Shares, such Restricted Person shall be deemed to hold “long” all Ordinary Shares that is either (i) then owned by such Restricted Person, if any, (ii) then issuable to such Restricted Person as Conversion Shares pursuant to the terms of the Convertible Promissory Note with respect to the Convertible Promissory Note then held by such Restricted Person, if any, (without regard to any limitations on conversion set forth in the Convertible Promissory Note and giving effect to any conversion price adjustments that would take effect given only the passage of time). Notwithstanding the foregoing, nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person from selling “long” (as defined under Rule 200 promulgated under Regulation SHO under the 1934 Act) the Securities or any other Ordinary Shares then owned by such Restricted Person.

(z)           Closing Documents. Simultaneously upon execution of this Agreement, the Company agrees to deliver, or cause to be delivered, to Buyer and Robinson Brog executed copies of the Transaction Documents, Convertible Promissory Note, and other documents required to be delivered to any party pursuant to Section 6 hereof.

(aa)        Rights upon Certain Events of Default. “Nasdaq Price Failure” shall mean that (i) the Ordinary Shares traded below $1.00 for eight (8) out of ten (10) consecutive Trading Days or (ii) any Event of Default (as defined in the Convertible Promissory Note) has occurred that has not been timely cured under the terms of the Convertible Promissory Note.  If as of the time of a Nasdaq Price Failure, the conversion of the Convertible Promissory Note in full would require the Company to issue such number of Ordinary Shares (without regard to any numeric limitation on the number of Ordinary Shares issuable under the Convertible Promissory Note) which together with the number of Ordinary Shares previously issued under the Convertible Promissory Note would exceed in the aggregate 19.99% of the number of Ordinary Shares of the Company issued and outstanding as of the date of issuance of the Convertible Promissory Note, then within two (2) Trading Days following the Nasdaq Price Failure, the Company shall provide notice (a “Price Failure Notice”) to the Buyer of the occurrence of such Nasdaq Price Failure.  In the event that a Nasdaq Price Failure occurs and the Company does not deliver a Price Failure Notice to Buyer, the Buyer may send a Price Failure Notice to the Company.  Within fifteen (15) days of a Nasdaq Price Failure the Company shall use its best efforts to (i) have the stockholders of the Company call a special meeting for the purpose of considering one or more proposals to remedy the Nasdaq Price Failure (e.g., whether to delist from the Principal Market, to effect a reverse stock split, or some other corporate action necessary to cure the Nasdaq Price Failure); and (ii) takes reasonable steps to get the corporate action approved within a reasonable period of time thereafter.  If the Nasdaq Price Failure has not been cured within two (2) weeks following the date of such stockholder meeting, then the Buyer may request redemption of the Convertible Promissory Note, pursuant to Section 6(b) of the Convertible Promissory Note, which redemption must occur within five (5) Trading Days of such request.  Notwithstanding anything to the contrary contained herein, in the event that neither the Company nor Buyer deliver a Price Failure Notice, then Buyer shall still have the same rights and remedies as provided in the Transaction Documents, including, without limitation, the rights set forth in this Section 4(aa).

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(bb) Issuance of Additional Conversion Shares. If the Company is required to issue Additional Conversion Shares to Buyer, then the Company shall use its best efforts to (i) have the stockholders of the Company call a special meeting for the purpose of issuing any amount of Conversion Shares that would exceed would exceed in the aggregate 19.99% of the number of Ordinary Shares of the Company issued and outstanding as of the date of issuance of the Convertible Promissory Note; and (ii) takes reasonable steps to get the corporate action approved within a reasonable period of time thereafter.  If the Company is unable to issue any Additional Conversion Shares within three (3) months following the relevant Notice of Conversion (as defined in the Convertible Promissory Note), then the Buyer may request redemption of the Convertible Promissory Note pursuant to Section 6(b) of the Convertible Promissory Note, which redemption must occur within five (5) Trading Days of such request.

5.             REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)           Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Promissory Note in which the Company shall record the name and address of the Person in whose name the Convertible Promissory Note has been issued (including the name and address of each transferee), the number of the Convertible Promissory Note held by such Person, the number of Conversion Shares issuable upon conversion of the Convertible Promissory Note by such Person. The Company shall keep the register open and available at all times during business hours for inspection of Buyer or its legal representatives.

(b)           Transfer Agent Instructions. The Company shall issue irrevocable instructions to Continental Stock Transfer & Trust Company (together with any subsequent transfer agent, the “Transfer Agent”) in the form previously provided to the Company (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at Depository Trust Company (“DTC”), as applicable, registered in the name of Buyer or its respective nominee(s), for the Convertible Promissory Note and the Conversion Shares in such amounts as specified from time to time by Buyer to the Company upon delivery of the Convertible Promissory Note, conversion of the Convertible Promissory Note, and issuance of Conversion Shares pursuant to the Convertible Promissory Note. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company. If Buyer effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent to the extent required or requested by the Transfer Agent. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion shall be borne by the Company.

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(c)           Legends. Certificates and any other instruments evidencing the Convertible Promissory Note and the Conversion Shares shall not bear any restrictive or other legend.

6.             ADDITIONAL CLOSING DELIVERIES OF THE COMPANY.

(a)           Deliveries. The Company shall deliver to Buyer on the Closing Date each of the following:

(i)          The opinion of Schiff Hardin LLP, the Company’s counsel, dated as of the Closing Date, in the form previously provided to the Company.

(ii)         A copy of the Irrevocable Transfer Agent Instructions, in the form previously provided to the Company, that have been delivered to and acknowledged in writing by the Transfer Agent.

(iii)        A certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(iv)        A certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction, if any, in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

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(v)         A certified copy of the Charter Documents, as certified by the Registry of Corporate Affairs of the British Virgin Islands within five (5) days of the Closing Date.

(vi)        A certificate, in the form previously provided to the Company, executed by a director or officer of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to Buyer, (ii) the Charter Documents, and (iii) the Convertible Promissory Note each as in effect at the Closing.

(vii)       A letter from the Transfer Agent certifying the number of Ordinary Shares outstanding on the Closing Date immediately prior to the Closing.

(viii)      Such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

7.             TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within three (3) Trading Days after the date hereof, then either the Company or Buyer, by written notice, shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of any party to any other party; provided, however, (i) the right to terminate this Agreement under this Section 7 shall not be available to any party if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such party’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Promissory Note shall be applicable only to Buyer providing such written notice; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse Buyer for the expenses described in Section 4(j) above. Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

8.             MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Bergen County, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

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(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)           Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)           Severability; Maximum Payment Amount. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyer, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to Buyer, or collection by Buyer pursuant to the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

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(e)           Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements Buyer has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and Buyer and all such agreements shall continue in full force and effect. Except as specifically set forth herein or the other Transaction Documents, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each of the Buyer. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, the holder of the Convertible Promissory Note. The Company has not, directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document, (ii) nothing contained in the Registration Statement, the Prospectus or the Prospectus Supplement shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (iii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

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(f)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

China Ceramics Co., Ltd.
Junbing Industrial Zone, Anhai, Jinjiang City

Fujian Province, PRC
Telephone: +86 (595) 8576 5053
Attention: Edmund Hen, Chief Financial Officer

With a copy (for informational purposes only) to:

Shiff Hardin LLP

901 K Street NW
Suite 700
Washington, DC 20001
Telephone: (202) 724-6848
Facsimile: (202) 778-6460
Attention: Ralph V. De Martino, Esq.

If to the Transfer Agent:

Continental Stock Transfer

17 Battery Place, New York, NY 10004
Telephone: 212.845.3299
E-Mail: saqui@continentalstock.com
Attention: Stacy Aqui, Vice President & Account Administrator

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If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyer, with copies to Buyer’s representatives as set forth on the Schedule of Buyer, with a copy (for informational purposes only) to:

Robison Brog Leinwand Greene Genovese & Gluck P.C.

875 Third Avenue, 9th Floor
New York, NY 10022
Telephone: (212) 603-6391
Facsimile: (212) 956-2164
Attention: David E. Danovitch, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Buyer, including, without limitation, by way of a Fundamental Transaction (as defined in the Convertible Promissory Note) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Convertible Promissory Note). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, provided that such assignee agrees in writing to be bound with respect to the transferred Securities, in which event such assignee shall be deemed to be a “Buyer” hereunder with respect to such assigned rights.

(h)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(k).

(i)           Survival. The representations, warranties, agreements and covenants shall survive the Closing. Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)           Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(k)           Indemnification.

(i)          In consideration of Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Buyer and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by Buyer pursuant to Section 4(l), or (D) the status of Buyer either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the indemnity contained in clause (iii) above shall not apply to any Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii)         Promptly after receipt by an Indemnitee under this Section 8(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 8(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed after a reasonable period of time to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel, in its reasonable opinion, that a material conflict of interest on any material issue is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company); provided further, that in the case of clauses (i), (ii) and (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii)        The indemnification required by this Section 8(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv)        The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

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(l)            Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, Ordinary Shares and any other numbers in this Agreement that relate to the Ordinary Shares shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Ordinary Shares after the date of this Agreement. It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable Ordinary Shares.

(m)          Remedies. Buyer, and in the event of assignment by Buyer of its rights and obligations hereunder, each assignee of Securities, shall have all rights and remedies set forth in the Transaction Documents and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer. The Company therefore agrees that the Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)           Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)          Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyer enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

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(p)          Judgment Currency.

(i)          If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 8(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(A)        the date actual payment of the amount due, in the case of any proceeding in the courts of New Jersey or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(B)         the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 8(p)(i)(B) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)         If in the case of any proceeding in the court of any jurisdiction referred to in Section 8(p)(i)(B) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)        Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

[Signature pages follow]

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IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

China Ceramics Co., Ltd.

By:
Name:
Title:

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IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

RedDiamond Partners LLC

By:
Name:
Title:

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SCHEDULE OF BUYER

(1)	(2)	(3)	(4)
Buyer	Address and Facsimile Number	Principal Amount of Convertible Promissory Note	Purchase Price
RedDiamond Partners LLC	156 West Saddle River Road Saddle River, NJ 07458	$631,579	$600,000

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Exhibit A

Form of Convertible Promissory Note

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SCHEDULE 3(MM)

Management

None.

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